Advantage II Variable Annuity
                         Advantage III Variable Annuity
                       National Advantage Variable Annuity

                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                        Supplement dated October 15, 2007
                        to Prospectuses Dated May 1, 2007

This supplement will alter the prospectuses listed above in the following manner:

Allianz Global Investors has notified us that they will be liquidating the Premier VIT OpCap Renaissance Portfolio managed by OpCap Advisors LLC who serves as the advisor to Premier VIT effective January 25, 2008. In preparation for this liquidation, effective October 15, 2007, Midland National will be closing this portfolio to new premium and fund transfers.

On page two of the prospectuses listed above under "Separate Account Investment Portfolios" the following portfolio will be closed to all investors as of October 15, 2007 and the portfolio will be liquidated as of January 25, 2008.

      o     Premier VIT OpCap Renaissance Portfolio


Under "Our Separate Account And Its Investment Divisions" subsection "Investment Policies Of The Funds' Portfolios" will be closed to all investors as of October 15, 2007 and the portfolio will be liquidated as of January 25, 2008.

      o     Premier VIT OpCap Renaissance Portfolio